UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 14, 2011

STATER BROS. HOLDINGS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-13222	33-0350671
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 S. Tippecanoe Avenue San Bernardino, California	92408
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (909) 733-5000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On January 14, 2011, Stater Bros. Holdings Inc. issued a press release entitled “Stater Bros. Reports Redemption of 8.125% Senior Notes due 2012.” A copy of this press release is attached hereto and incorporated by reference as exhibit 99.1. The information contained in this 8-K document, including the exhibits herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise incorporated by reference in any filing pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific references in such a filing. The furnishing of the information in this report, including the exhibits furnished herewith, is not intended to, and does not, constitute a determination or admission as to the materiality or completeness of such information.

Item 9.01.	Financial Statements and Exhibits

The following material is being furnished as an exhibit to this Current Report on Form 8-K.

(d) Exhibits.

Exhibit	Description

99.1	Stater Bros. Holdings Inc. Press Release, dated January 14, 2011, entitled “Stater Bros. Reports Redemption of 8.125% Senior Notes due 2012.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stater Bros. Holdings Inc.

Date: January 14, 2011	By:	/s/ PHILLIP J. SMITH
	Name:	Phillip J. Smith
	Title:	Executive Vice President and
Chief Financial Officer
Principal Financial Officer
Principal Accounting Officer

EXHIBIT INDEX

Exhibit	Description

99.1	Stater Bros. Holdings Inc. Press Release, dated January 14, 2011, entitled “Stater Bros. Reports Redemption of 8.125% Senior Notes due 2012.”